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                                                                    EXHIBIT:10.4

                  AMENDMENT TO INTELLECTUAL PROPERTY AGREEMENT

                  This Amendment, dated as of March 31, 2003 is made by and between MOTH Holdings, Inc., a Delaware corporation, and Warner Communications Inc., a Delaware corporation, ("Holdco") (collectively, the "Parties").

                  WHEREAS, the Parties are parties to an Intellectual Property Agreement, dated as of August 20, 2002 (the "TWIC Intellectual Property Agreement"), pursuant to which the Parties have allocated to the Company the intellectual property assets related to the TWIC Broadband Business; and

                  WHEREAS, the Parties now wish to amend the TWIC Intellectual Property Agreement to clarify the definition of Existing TWIC Broadband Group Patents and certain other definitions; and

                  NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                  1. Definitions. Terms used and not defined herein shall have the meanings assigned to them in the TWIC Intellectual Property Agreement.

                  2. The definition of "Company" is hereby amended and restated in its entirety as follows:

                  "Company" means MOTH Holdings, Inc., a Delaware corporation formerly named New MOTH Holdings, Inc.; provided, that with respect to periods prior to the effective time of the merger of MOTH Holdings, Inc., a Delaware corporation formerly named MediaOne TWE Holdings, Inc. (the "Company Predecessor") with and into the Company, "Company" shall also mean the Company Predecessor.

                  3. A definition of "TWIC Broadband Business" is hereby added and stated in its entirety as follows:

                  "TWIC Broadband Business" shall have the meaning set forth in the TWIC Contribution Agreement.

                  4. The definition of "TWIC Contribution Agreement" is hereby amended and restated in its entirety as follows:

                  "TWIC Contribution Agreement" shall mean the Amended and Restated Contribution Agreement, dated as of the date hereof, by and among the Company, Holdco and AOL Time Warner Inc., a Delaware corporation.

                  5. A definition of "TWIC Non-Broadband Group" is hereby added and stated in its entirety as follows:

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                  "TWIC Non-Broadband Group" shall mean (a) before the Closing,
TWIC (other than any divisions of TWIC that are primarily engaged in the TWIC Broadband Business) and any direct or indirect Subsidiary of TWIC that is not a TWIC Broadband Member and (b) at or following the Closing, TWIC and its Subsidiaries (including their respective successors and assigns).

                  6. A definition of "TWIC Non-Broadband Member" is hereby added and stated in its entirety as follows:

                  "TWIC Non-Broadband Member" shall mean any Person in the TWIC Non-Broadband Group.

                  7. A second sentence is hereby added to Section 5 of the TWIC Intellectual Property Agreement and stated in its entirety as follows:

                  "Any Patents existing prior to the Closing that were invented or developed by one or more TWIC Broadband Members and one or more TWIC Non-Broadband Members shall be owned jointly by the TWIC Non-Broadband Group and the TWIC Broadband Group and shall be referred to as "Joint Patents."

                  6. The third sentence of Section 5 of the TWIC Intellectual Property Agreement is hereby amended and restated in its entirety as follows:

                  "Patents owned by the TWIC Broadband Group as well as the TWIC Broadband Group's interest in the Joint Patents are referred to as "Existing TWIC Broadband Group Patents."

                  7. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Except to the extent specifically amended and supplemented hereby, all of the items, conditions and provisions of the TWIC Intellectual Property Agreement shall remain unmodified, and the TWIC Intellectual Property Agreement, as amended and supplemented by this Amendment, is confirmed as being in full force and effect.

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                  IN WITNESS WHEREOF, the parties have executed this Amendment to the TWIC Intellectual Property Agreement as of the date first above written by the respective officers hereunto duly authorized.

                                    MOTH HOLDINGS, INC.

                                    By:    /s/ Rosemarie S. Teta
                                       -----------------------------------------
                                       Name:  Rosemarie S. Teta
                                       Title: Vice President

                                    WARNER COMMUNICATIONS INC.

                                    By:    /s/ Spencer B. Hays
                                       -----------------------------------------
                                       Name:  Spencer B. Hays
                                       Title: Senior Vice President

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